                                                                   Exhibit 99(A)

                        KEYCORP STUDENT LOAN TRUST 2000-A
                             NOTEHOLDERS' STATEMENT
                pursuant to Section 5.07(b) of Sale and Servicing
   Agreement (capitalized terms used herein are defined in Appendix A thereto)
================================================================================


Distribution Date:  August 26, 2002

(i)         Amount of principal being paid or distributed in respect of the Class A-1 Notes:
                             $7,331,760.82
                            ------------
                           ( $ 0.0000733, per $1,000 original principal amount of Class A-1 Notes)
                            ------------
(ii)        Amount of principal being paid or distributed in respect of the Class A-2 Notes:
                             $7,375,185.40
                            ------------
                           ( $ 0.0000164, per $1,000 original principal amount of Class A-2 Notes)
                            ------------
(iii)       Amount of interest being paid or distributed in respect of the Class A-1 Notes:
                             $ 37,208.69
                            ------------
                           ( $ 0.0000004, per $1,000 original principal amount of Class A-1 Notes)
                            ------------
(iv)        Amount of interest being paid or distributed in respect of the Class A-2 Notes:
                             $2,497,500.00
                            ------------
                           ( $ 0.0000056, per $1,000 original principal amount of Class A-2 Notes)
                             ------------
(v)         Amount of Noteholders' Interest Index Carryover being paid or distributed (if any) and amount remaining (if any):
            (1)     Distributed to Class A-1 Noteholders:
                             $0.00
                             ------------
                           ( $ -         , per $1,000 original principal amount of Class A-1 Notes)
                             ------------

            (2)     Distributed to Class A-2 Noteholders:
                             $0.00
                            ------------
                           ( $ -        , per $1,000 original principal amount of Class A-2 Notes)
                            ------------
            (3)     Balance on Class A-1 Notes:
                             $0.00
                            ------------
                           ( $ -       , per $1,000 original principal amount of Class A-1 Notes)
                            ------------
            (4)     Balance on Class A-2 Notes:
                             $0.00
                            ------------
                           ( $ -       , per $1,000 original principal amount of Class A-2 Notes)
                            ------------
(vi)        Payments made under the Cap Agreement on such date:   August 23, 2002
                                                              --------------------
                           ( $0.00       with respect to the Class A-1 Notes,
                            ------------

                           ( $0.00        with respect to the Class A-2 Notes;
                            ------------
                            and the total outstanding amount owed to the Cap Provider:     $0.00
                                                                                      -----------------
(vii)       Pool Balance at the end of the related Collection Period:  $442,624,814.60
                                                                     ---------------------

(viii)      After giving effect to distributions on this Distribution Date:
            (a)     (1)     Outstanding principal amount of Class A-1 Notes:       $0.00
                                                                             ------------------

                    (2)     Pool Factor for the Class A-1 Notes:         -
                                                                -----------------
            (b)     (1)     Outstanding principal amount of Class A-2 Notes:  $442,624,814.60
                                                                             -----------------

                    (2)     Pool Factor for the Class A-2 Notes:  0.98361070
                                                                 -------------





                                Page 5 of 6 pages

(ix)       Note Interest Rate for the Notes:
           (a)   In general
                 (1)  Three-Month Libor was
                      1.9000000% for the period
                      ----------
                 (2)  The Student Loan Rate was:   4.7244299%
                                                 ---------------
           (b)   Note Interest Rate for the Class A-1 Notes:  2.0300000% (Based on 3-Month LIBOR)
                                                             -----------
           (c)   Note Interest Rate for the Class A-2 Notes:  2.2200000% (Based on 3-Month LIBOR)
                                                             -----------

(x)        Amount of Master Servicing Fee for  related Collection Period:   $560,133.32
                                                                          ---------------
                      $ 0.000005601,  per $1,000 original principal amount of Class A-1 Notes.
                     ----------------
                      $ 0.000001245, per $1,000 original principal amount of Class A-2 Notes.
                     ----------------

(xi)       Amount of Administration Fee for related Collection Period:  $3,000.00
                                                                       -----------
                      $ 0.000000030,  per $1,000 original principal amount of Class A-1 Notes.
                     ----------------
                      $ 0.000000007,  per $1,000 original principal amount of Class A-2 Notes.
                     ----------------

(xii)      (a)   Aggregate amount of Realized Losses (if any) for the related Collection Period:  $487,220.12
                                                                                                 -------------

           (b)   Delinquent Contracts                # Disb.        %             $ Amount            %
                                                     --------    --------     --------------       -------
                 30-60 Days Delinquent                  868        2.13%       $  9,282,595         3.09%
                 61-90 Days Delinquent                  366        0.90%       $  3,478,567         1.16%
                 91-120 Days Delinquent                 191        0.47%       $  1,958,332         0.65%
                 More than 120 Days Delinquent          440        1.08%       $  4,792,315         1.59%
                 Claims Filed Awaiting Payment          102        0.25%       $  1,057,130         0.35%
                                                     --------    --------     --------------       -------
                           TOTAL                      1,967        4.82%       $ 20,568,939         6.84%

           (c)   Amounts of any Insured Payments made under the Securities Guaranty Ins Policy:         $        -
                                                                                                       -------------
           (d)   Reserve Account Balance                                                                $8,003,306
                                                                                                       -------------
                 Draw for this Distribution Date                                                        $        -
                                                                                                       -------------
                 Realized Loss Draw                                                                     $        -
                                                                                                       -------------
(xiii)     Amount in the Prefunding Account:      $0.00
                                              -------------
 xiv)      Amount remaining in the Subsequent Pool Pre-Funding Subaccount not used to acquire
               Subsequent Pool Student Loans:     0.00
                                               ------------
(xv)       Amount in the Pre-Funding Account at the end of the Funding period to be distributed:          $561.29
                                                                                                       -------------
(xvi)      Amount of Insurer Premuim paid to the Securities Insurer on such Distribution Date:          $102,899.65
                                                                                                       --------------
(xvii)     Amount received from Securities Insurer with respect to the Securities Guaranty Insurance Policy:   0.00
                                                                                                             --------
(xviii)    Amount paid to the Securities Insurer in reimbursement of all Insured Payments made pursuant
           to the Securities Guaranty Insurance Policy:     0.00
                                                        ------------
(xix)      The Trust Swap Pymt Amount paid to the Swap Counterparty on such Dist Date:                    $78,393.76
                                                                                                         -------------
           The Amount of any Net Trust Swap Pymt Carryover Shotrfall for such Dist Date:                        0.00
                                                                                                         -------------
           The Trust Swap Receipt Amount paid to the Trust on such Distribution Date:                          $0.00
                                                                                                         -------------
           The Net Trust Swap Receipt Carryover Shortfall for such Distribution Date:                           0.00
                                                                                                         -------------
           and the amount of any Termination Pymt either paid by or made to the Trust on                        0.00
                                                                                                        -------------
           such Distribution Date:

                                Page 6 of 6 pages